UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

Chapter 11
In Re: Advanta Corp., et al.	Case No. 09-13931 (KJC)
Debtors	Reporting Period: April 1, 2010 to April 30, 2010

MONTHLY OPERATING REPORT

Required Documents	Form No.	Document Attached	Explanation Attached	Affidavit/Supp. Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank Reconciliation (or copies of debtors bank reconciliations)	MOR-1a			X
Schedule of Professional Fees Paid	MOR-1b	X
Copies of bank statements
Cash disbursements journals		X
Statements of Operations
For the Reporting Period	MOR-2a	X
For the Period from Petition Date through End of Reporting Period	MOR-2b	X
Balance Sheets
As of End of Current Reporting Period	MOR-3a	X
As of Petition Date	MOR-3b	X
Status of Postpetition Taxes	MOR-4	X		X
Copies of IRS Form 6123 or payment receipt
Copies of tax returns filed during reporting period
Summary of Unpaid Postpetition Debts	MOR-4	X
Listing of aged accounts payable	MOR-4	X
Accounts Receivable Reconciliation and Aging	MOR-5	X
Debtor Questionnaire	MOR-5	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ Philip M. Browne	05/26/10
Signature of Authorized Individual*	Date

Philip M. Browne	Chief Financial Officer
Printed Name of the Authorized Individual	Title of Authorized Individual

* Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE
In Re:	Chapter 11
Advanta Corp., et al.	Case No. 09-13931 (KJC)
Debtors	Reporting Period: April 1, 2010 to April 30, 2010

Disclaimer

Advanta Corp. and certain of its subsidiaries (collectively, the “Debtors”) caution investors and potential investors not to place undue reliance upon the information contained in this Monthly Operating Report, which was not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of Advanta Corp. or any of its subsidiaries or affiliates. The Monthly Operating Report has been prepared solely for the purpose of complying with the operating guidelines as described in the Chapter 11 Trustee Handbook, United States Department of Justice, May 2004 in accordance with 28 U.S.C. § 586(a)(3). The Monthly Operating Report is limited in scope and only covers a limited time period.

The financial statements in the Monthly Operating Report were not audited or reviewed by independent accountants and were not prepared in accordance with accounting principles generally accepted in the United States of America. The Monthly Operating Report presents condensed financial information of the Debtors.

There can be no assurance that, from the perspective of an investor or a potential investor in the securities of Advanta Corp. or any of its subsidiaries or affiliates, the Monthly Operating Report is complete. The Monthly Operating Report may be subject to future adjustment and reconciliation. The Monthly Operating Report also contains information for periods which are shorter or otherwise different from those required in periodic reports pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and such information might not be indicative of the Debtors’ financial condition or operating results for the period that would be reflected in the Debtors’ financial statements or in reports pursuant to the Exchange Act. The information set forth in the Monthly Operating Report should not be viewed as indicative of future results. This disclaimer applies to all information contained herein. The Debtors reserve all rights to amend the results presented in this Monthly Operating Report.

United States Bankruptcy Court
District of Delaware

Chapter 11
In Re: Advanta Corp., et al.	Case No.09-13931 (KJC)
Debtors	Reporting Period: April 1, 2010 to April 30, 2010

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENT

Debtor	Advanta Corp.	Advanta Business Services Holding Corp.	Advanta Service Corp.	Advanta Business Services Corp.	Advanta Shared Services Corp.	Advanta Finance Corp.	Advanta Mortgage Holding Co.	Advanta Mortgage Corp. USA	Advanta Investment Corp.
	09-13931 (KJC)	09-13935 (KJC)	09-13932 (KJC)	09-13933 (KJC)	09-13934 (KJC)	09-13944 (KJC)	09-13938 (KJC)	09-13937 (KJC)	09-13942 (KJC)
Cash - Beginning of Reporting Period	$108,647,457	$754,348	$1,644	$842,972	$501,234	$4,990	$90	$49,990	$4,990
Receipts
Receivable Receipts	1,891,249
Investment Income	17,225	178,374
C/O Sale Portfolio Recoveries	221,223
Interco Shared Services Receipts	-
Other Receipts	(126,955)			900	12,087
Total Receipts	2,002,742	178,374	-	900	12,087	-	-	-	-

Unrealized gain / (loss) on investment	5,073

Intercompany Transfers In / (Out)	174,884	-	-	-	(174,884)	-	-	-	-

Disbursements
Personnel Costs	680,699
Advertising Costs	1,352
Equipment Costs	66,365
Net Occupancy Costs	278,324
Other Costs	445,193	10			60
Business Taxes / Licenses	28,967
Interco Shared Services Payments	-
Restructure Fees	1,348,245
Total Disbursements	2,849,144	10	-	-	60	-	-	-	-

Net Cash Flow	(671,517)	178,364	-	900	(162,858)	-	-	-	-

Cash - End of Reporting Period	$107,981,013	$932,712	$1,644	$843,872	$338,376	$4,990	$90	$49,990	$4,990

MOR-1

United States Bankruptcy Court
District of Delaware

Chapter 11
In Re: Advanta Corp., et al.	Case No.09-13931 (KJC)
Debtors	Reporting Period: April 1, 2010 to April 30, 2010

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENT

Debtor	Advanta Auto Finance Corp. 09-13939 (KJC)	Advanta Advertising Inc. 09-13943 (KJC)	Advanta Credit Card Rec. Corp. 09-14127 (KJC)	Advanta Ventures Inc. 09-14125 (KJC)	Advantennis Corp. 09-13941 (KJC)	ideablob Corp. 09-14129 (KJC)	BizEquity Corp. 09-14130 (KJC)	Great Expectations Int'l Corp. 09-13945 (KJC)	Great Expectations Franchise Corp. 09-13936 (KJC)	Total
Cash - Beginning of Reporting Period	$81,208	$990	$19,270	$90	$61,447	$65,585	$100	$(117)	$2,471	$111,038,758
Receipts
Receivable Receipts										1,891,249
Investment Income										195,599
C/O Sale Portfolio Recoveries										221,223
Interco Shared Services Receipts										-
Other Receipts	1,233							117		(112,619)
Total Receipts	1,233	-	-	-	-	-	-	117	-	2,195,452

Unrealized gain / (loss) on investment										5,073

Intercompany Transfers In / (Out)	-	-	-	-	-	-	-	-	-	-

Disbursements
Personnel Costs			610							681,309
Advertising Costs										1,352
Equipment Costs										66,365
Net Occupancy Costs										278,324
Other Costs			1,303						1,235	447,800
Business Taxes / Licenses										28,967
Interco Shared Services Payments										-
Restructure Fees										1,348,245
Total Disbursements	-	-	1,913	-	-	-	-	-	1,235	2,852,362

Net Cash Flow	1,233	-	(1,913)	-	-	-	-	117	(1,235)	(656,910)

Cash - End of Reporting Period	$82,440	$990	$17,357	$90	$61,447	$65,585	$100	$-	$1,236	$110,386,922

MOR-1

United States Bankruptcy Court
District of Delaware

Chapter 11
In Re: Advanta Corp., et al.	Case No.09-13931 (KJC)
Debtors	Reporting Period: April 1, 2010 to April 30, 2010

CASH DISBURSEMENTS JOURNALS

Debtor	Case No.	Apr	May	Jun	Quarterly Disb.	Fees
Advanta Corp.	09-13931 (KJC)	2,121,975
Total Disbursements
Less: Transfers to Debtor in Possession Accounts		-
Plus: Estate Disbursements Made by Outside Sources		-
Total Disbursements For Calculating U.S. Trustee Quarterly Fees		$2,121,975

Debtor	Case No.	Apr	May	Jun	Quarterly Disb.	Fees
Advanta Service Corp.	09-13932 (KJC)	325
Total Disbursements		-
Less: Transfers to Debtor in Possession Accounts		-
Plus: Estate Disbursements Made by Outside Sources		-
Total Disbursements For Calculating U.S. Trustee Quarterly Fees		$325

Debtor	Case No.	Apr	May	Jun	Quarterly Disb.	Fees
Advanta Business Services Corp.	09-13933 (KJC)	2,505
Total Disbursements		-
Less: Transfers to Debtor in Possession Accounts		-
Plus: Estate Disbursements Made by Outside Sources		-
Total Disbursements For Calculating U.S. Trustee Quarterly Fees		$2,505

Debtor	Case No.	Apr	May	Jun	Quarterly Disb.	Fees
Advanta Shared Services Corp.	09-13934 (KJC)	718,598
Total Disbursements		-
Less: Transfers to Debtor in Possession Accounts		-
Plus: Estate Disbursements Made by Outside Sources		-
Total Disbursements For Calculating U.S. Trustee Quarterly Fees		$718,598

Debtor	Case No.	Apr	May	Jun	Quarterly Disb.	Fees
Advanta Business Serv. Holding Corp.	09-13935 (KJC)	335
Total Disbursements		-
Less: Transfers to Debtor in Possession Accounts		-
Plus: Estate Disbursements Made by Outside Sources		-
Total Disbursements For Calculating U.S. Trustee Quarterly Fees		$335

Debtor	Case No.	Apr	May	Jun	Quarterly Disb.	Fees
Great Expectations Franchise Corp.	09-13936 (KJC)	585
Total Disbursements		-
Less: Transfers to Debtor in Possession Accounts		-
Plus: Estate Disbursements Made by Outside Sources		-
Total Disbursements For Calculating U.S. Trustee Quarterly Fees		$585

Debtor	Case No.	Apr	May	Jun	Quarterly Disb.	Fees
Advanta Mortgage Corp. USA	09-13937 (KJC)	549
Total Disbursements		-
Less: Transfers to Debtor in Possession Accounts		-
Plus: Estate Disbursements Made by Outside Sources		-
Total Disbursements For Calculating U.S. Trustee Quarterly Fees		$549

Debtor	Case No.	Apr	May	Jun	Quarterly Disb.	Fees
Advanta Mortgage Holding Company	09-13938 (KJC)	325
Total Disbursements		-
Less: Transfers to Debtor in Possession Accounts		-
Plus: Estate Disbursements Made by Outside Sources		-
Total Disbursements For Calculating U.S. Trustee Quarterly Fees		$325

Debtor	Case No.	Apr	May	Jun	Quarterly Disb.	Fees
Advanta Auto Finance Corporation	09-13939 (KJC)	325
Total Disbursements		-
Less: Transfers to Debtor in Possession Accounts		-
Plus: Estate Disbursements Made by Outside Sources		-
Total Disbursements For Calculating U.S. Trustee Quarterly Fees		$325

MOR-1

United States Bankruptcy Court
District of Delaware

Chapter 11
In Re: Advanta Corp., et al.	Case No.09-13931 (KJC)
Debtors	Reporting Period: April 1, 2010 to April 30, 2010

CASH DISBURSEMENTS JOURNALS

Debtor	Case No.	Apr	May	Jun	Quarterly Disb.	Fees
Great Expectations Management Corp.	09-13940 (KJC)	325
Total Disbursements		-
Less: Transfers to Debtor in Possession Accounts		-
Plus: Estate Disbursements Made by Outside Sources		-
Total Disbursements For Calculating U.S. Trustee Quarterly Fees		$325

Debtor	Case No.	Apr	May	Jun	Quarterly Disb.	Fees
Advantennis Corp.	09-13941 (KJC)	325
Total Disbursements		-
Less: Transfers to Debtor in Possession Accounts		-
Plus: Estate Disbursements Made by Outside Sources		-
Total Disbursements For Calculating U.S. Trustee Quarterly Fees		$325

Debtor	Case No.	Apr	May	Jun	Quarterly Disb.	Fees
Advanta Investment Corp.	09-13942 (KJC)	325
Total Disbursements		-
Less: Transfers to Debtor in Possession Accounts		-
Plus: Estate Disbursements Made by Outside Sources		-
Total Disbursements For Calculating U.S. Trustee Quarterly Fees		$325

Debtor	Case No.	Apr	May	Jun	Quarterly Disb.	Fees
Advanta Advertising Inc.	09-13943 (KJC)	325
Total Disbursements		-
Less: Transfers to Debtor in Possession Accounts		-
Plus: Estate Disbursements Made by Outside Sources		-
Total Disbursements For Calculating U.S. Trustee Quarterly Fees		$325

Debtor	Case No.	Apr	May	Jun	Quarterly Disb.	Fees
Advanta Finance Corp.	09-13944 (KJC)	325
Total Disbursements		-
Less: Transfers to Debtor in Possession Accounts		-
Plus: Estate Disbursements Made by Outside Sources		-
Total Disbursements For Calculating U.S. Trustee Quarterly Fees		$325

Debtor	Case No.	Apr	May	Jun	Quarterly Disb.	Fees
Great Expectations International Inc.	09-13945 (KJC)	325
Total Disbursements		-
Less: Transfers to Debtor in Possession Accounts		-
Plus: Estate Disbursements Made by Outside Sources		-
Total Disbursements For Calculating U.S. Trustee Quarterly Fees		$325

Debtor	Case No.	Apr	May	Jun	Quarterly Disb.	Fees
Advanta Ventures Inc.	09-14125 (KJC)	325
Total Disbursements		-
Less: Transfers to Debtor in Possession Accounts		-
Plus: Estate Disbursements Made by Outside Sources		-
Total Disbursements For Calculating U.S. Trustee Quarterly Fees		$325

Debtor	Case No.	Apr	May	Jun	Quarterly Disb.	Fees
Advanta Credit Card Rec. Corp.	09-14127 (KJC)	1,913
Total Disbursements		-
Less: Transfers to Debtor in Possession Accounts		-
Plus: Estate Disbursements Made by Outside Sources		-
Total Disbursements For Calculating U.S. Trustee Quarterly Fees		$1,913

Debtor	Case No.	Apr	May	Jun	Quarterly Disb.	Fees
ideablob Corp.	09-14129 (KJC)	325
Total Disbursements		-
Less: Transfers to Debtor in Possession Accounts		-
Plus: Estate Disbursements Made by Outside Sources		-
Total Disbursements For Calculating U.S. Trustee Quarterly Fees		$325

MOR-1

United States Bankruptcy Court
District of Delaware

Chapter 11
In Re: Advanta Corp., et al.	Case No.09-13931 (KJC)
Debtors	Reporting Period: April 1, 2010 to April 30, 2010

CASH DISBURSEMENTS JOURNALS

Debtor	Case No.	Apr	May	Jun	Quarterly Disb.	Fees
BizEquity Corp.	09-14130 (KJC)	2,327
Total Disbursements		-
Less: Transfers to Debtor in Possession Accounts		-
Plus: Estate Disbursements Made by Outside Sources		-
Total Disbursements For Calculating U.S. Trustee Quarterly Fees		$2,327

Debtor	Case No.	Apr	May	Jun	Quarterly Disb.	Fees
Total
Total Disbursements		2,852,362
Less: Transfers to Debtor in Possession Accounts		-
Plus: Estate Disbursements Made by Outside Sources		-
Total Disbursements For Calculating U.S. Trustee Quarterly Fees		$2,852,362

				TOTAL FEES		$ -

MOR-1

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE
In Re:	Chapter 11
Advanta Corp., et al.	Case No. 09-13931 (KJC)
Debtors	Reporting Period: April 1, 2010 to April 30, 2010

Statement with Respect to Bank Account Reconciliations, Bank Statements and Bank Accounts
For the Period From April 1, 2010 to April 30, 2010

Bank Account Reconciliations
The Debtors affirm that bank reconciliations were prepared for all open and active Debtor bank accounts as of April 30, 2010.

Bank Statements and Bank Accounts
The Debtors affirm that bank statements for all open and active bank accounts are retained by the Debtors. There were no bank accounts opened by the Debtors during the current reporting period. Attached is a list of Debtors’ bank accounts and balances as of April 30, 2010.

MOR-1a

United States Bankruptcy Court
District of Delaware
In Re: Advanta Corp., et al.	Chapter 11
Debtors	Case No. 09-13931 (KJC)
Reporting Period: April 1, 2010 to April 30, 2010

List of Bank Accounts for Debtor Entities
			April 30, 2010
	Debtor Case No.	Bank	Bank Balance
Advanta Corp. Cash Accounts
Master Concentration (#XXX2271)	09-13931 (KJC)	Republic First Bank	$29,880,578.79
Accounts Payable (#XXX2328)	09-13931 (KJC)	Republic First Bank	455,665.45
Care Assistance (#XXX2336)	09-13931 (KJC)	Republic First Bank	130,919.44
ACH Taxes (#XXX2344)	09-13931 (KJC)	Republic First Bank	0.01
Utilities Escrow Account (#XXX5890)	09-13931 (KJC)	Republic First Bank	29,000.00
Wachovia Payroll Account (#XXXXXXXXX7257)	09-13931 (KJC)	Wachovia	11,353.32
Wachovia Foreign Exchange Wires (#XXXXXXXXX2709)	09-13931 (KJC)	Wachovia	19,909.69

Total Advanta Corp.			30,527,426.70

Entity Level Cash Accounts
Advanta Shared Services Corp. (#XXX3235)	09-13934 (KJC)	Republic First Bank	338,376.30
Advanta Credit Card Receivables Corp. (#XXX3332)	09-14127 (KJC)	Republic First Bank	17,356.74
Advanta Advertising (#XXX3006)	09-13943 (KJC)	Republic First Bank	990.00
Advanta Auto Finance (#XXX3014)	09-13939 (KJC)	Republic First Bank	82,440.28
Advanta Business Services Corp. (#XXX3030)	09-13933 (KJC)	Republic First Bank	843,871.93
Advanta Business Services Holding Corp. (#XXX3049)	09-13935 (KJC)	Republic First Bank	932,712.28
Advanta Finance Corp. (#XXX3065)	09-13944 (KJC)	Republic First Bank	4,990.00
Advanta Investment Corp. (#XXX3189)	09-13942 (KJC)	Republic First Bank	4,990.00
Advanta Mortgage Corp. USA (#XXX3200)	09-13937 (KJC)	Republic First Bank	49,990.00
Advanta Mortgage Holding Corp. (#XXX3219)	09-13938 (KJC)	Republic First Bank	90.00
Advanta Service Corp. (#XXX3227)	09-13932 (KJC)	Republic First Bank	1,643.73
Advanta Ventures Inc. (#XXX3391)	09-14125 (KJC)	Republic First Bank	90.00
Advantennis Corp. (#XXX3243)	09-13941 (KJC)	Republic First Bank	61,446.51
BizEquity Corp. (#XXX3286)	09-14130 (KJC)	Republic First Bank	100.00
ideablob Corp. (#XXX3251)	09-14129 (KJC)	Republic First Bank	65,584.98
Great Expectations Franchise Corp. (#XXXXXX3471)	09-13936 (KJC)	PNC	1,235.82

Total Entity Level			2,405,908.57

Total Cash Accounts			32,933,335.27

Advanta Corp. Investment Account
Dreyfus Treasury Prime Cash Management Fund (#XXXXX4719)	09-13931 (KJC)		77,453,586.28

Total Cash & Investments			$110,386,921.55

MOR-1a

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE
In Re: Advanta Corp., et al.	Chapter 11
Debtors	Case No. 09-13931 (KJC)
Reporting Period: April 1, 2010 to April 30, 2010

Schedule of Retained Professionals Fees and Expenses Paid

								Petition Date to
				Check		Amount Paid (A)		End of Reporting Period
Payee	Period Covered	Total Amount Sought	Payor	Number	Date	Fees	Expenses	Fees	Expenses
Garden City Group	2/1/10 - 2/28/10	$4,406.00	Advanta Corp.	1617	4/16/2010	$38.46	$-	(B)	(B)
Garden City Group	2/1/10 - 2/28/10	$28,233.81	Advanta Corp.	1584	4/2/2010	$26,216.90	$2,016.91	(B)	(B)
Garden City Group	3/1/10 - 3/31/10	$28,587.12	Advanta Corp.	1687	4/29/2010	$25,706.80	$2,880.32	(B)	(B)
Alvarez & Marsal	1/1/10 -1/31/10	$298,380.16	Advanta Corp.	Wire	4/16/2010	$233,890.00	$6,017.66	$517,670.40	$21,354.81
FTI Consulting	1/1/10 -1/31/10	$210,787.69	Advanta Corp.	Wire	4/15/2010	$168,317.60	$390.69	$280,241.20	$636.74
KPMG	11/8/09 - 1/31/10	$402,054.58	Advanta Corp.	1585	4/2/2010	$316,295.94	$6,684.65	$316,295.94	$6,684.65
Weil, Gotshal & Manges	11/8/09 - 12/31/09	$423,136.47	Advanta Corp.	Wire	4/16/2010	$330,158.20	$10,438.72	$330,158.20	$10,438.72
Warren H. Smith & Assoc	2/1/10 - 2/28/10	$325.00	Advanta Corp.	1600	4/2/2010	$260.00	$-	$260.00	$-
Latham & Watkins	11/19/09 -11/30/09	$109,801.50	Advanta Corp.	Wire	4/2/2010	$87,826.80	$18.00	(C)	(C)
Latham & Watkins	12/1/09 - 12/31/09	$134,576.59	Advanta Corp.	Wire	4/6/2010	$107,065.60	$744.59	(C)	(C)
Richards, Layton & Finger	2/1/10 - 2/28/10	$32,811.03	Advanta Corp.	Wire	4/27/2010	$25,188.00	$1,326.03	$121,007.20	$13,301.61

(A) "Amounts Paid" reflect 20% of fees heldback from certain professionals, as required by orders of the Court. The April 16, 2010 payment to Garden City Group reflects a credit for the unintentional double payment of the December invoice of $4,367.54.

(B) The cumulative fees and expenses paid to Garden City Group for the period from petition date to end of reporting period, including the three payments listed above, are $159,502.97 for fees and $28,847.56 for expenses.

(C) The cumulative fees and expenses paid to Latham & Watkins for the period from petition date to end of reporting period, including both of the payments listed above, are $194,892.40 for fees and $762.59 for expenses.

MOR-1b

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE
In Re:	Chapter 11
Advanta Corp., et al.	Case No. 09-13931 (KJC)
Debtors	Reporting Period: April 1, 2010 to April 30, 2010

Note Regarding Bank Subsidiaries

The Federal Deposit Insurance Corporation (the “FDIC”) and the Utah Division of Financial Institutions have closed Advanta Bank Corp. (“ABC”), a wholly-owned subsidiary of Advanta Corp., and the FDIC has been appointed the receiver of ABC effective March 19, 2010. As a result, the FDIC has assumed all of ABC’s deposits and controls all of ABC’s assets. Advanta Corp. expects no recovery from the FDIC for Advanta Corp.’s ownership interest in ABC. The book value of Advanta Corp.’s investment in the stock of Advanta Bank Corp. was reduced to zero as of March 19, 2010. As a result, Advanta Corp.’s income statement for the period from petition date to April 30, 2010 includes a $63 million loss that is classified as equity in earnings (loss) of subsidiaries. As previously disclosed, Advanta Corp. does not expect that any of the proceeds associated with the liquidation of the assets of ABC will be distributed to Advanta Corp. or its stakeholders, including stockholders and creditors, on account of Advanta Corp.’s equity interest in ABC. The balance sheets of the Debtors as of April 30, 2010 included approximately $18 million of net assets related to ABC, which include claims against ABC for deposits and various types of intercompany receivables. The Debtors may have additional claims related to ABC in addition to these amounts.

On March 26, 2010, Advanta Bank, an indirect subsidiary of Advanta Corp. and an inactive Delaware bank that is in the process of liquidation, entered into a settlement agreement with the FDIC. As previously disclosed, the FDIC assessed cross-guarantee liability against Advanta Bank in relation to deposit liabilities of ABC, based on the common ownership of the two banks. Advanta Bank was also, as previously disclosed, involved in regulatory, administrative and judicial proceedings with the FDIC. The settlement agreement between Advanta Bank and the FDIC settles the cross-guarantee liability and Advanta Bank’s regulatory, administrative and judicial proceedings with the FDIC. As part of the settlement agreement, Advanta Bank agreed to transfer to the FDIC all of the cash, loans, securities, accounts receivable and other assets of Advanta Bank with the parties agreeing that this transfer would fully satisfy the cross-guarantee liability that was asserted by the FDIC. The settlement agreement also contains mutual releases from each of the parties against the other. Advanta Bank recognized a charge of $4.5 million associated with the settlement agreement, which is reflected in Advanta Corp.’s income statement for the period from petition date to April 30, 2010 as part of equity in earnings (loss) of subsidiaries. The balance sheets of the Debtors as of April 30, 2010 have no amounts related to Advanta Bank.

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE
In Re: Advanta Corp., et al.	Chapter 11
Debtors	Case No. 09-13931 (KJC)
Reporting Period: April 1, 2010 to April 30, 2010
INCOME STATEMENTS
FOR THE MONTH ENDED APRIL 30, 2010
(Unaudited)
(In thousands)	Advanta Corp. 09-13931 (KJC)	Advanta Business Services Holding Corp. 09-13935 (KJC)	Advanta Business Services Corp. 09-13933 (KJC)	Advanta Shared Services Corp. 09-13934 (KJC)	Advanta Service Corp. 09-13932 (KJC)	Advanta Advertising Inc. 09-13943 (KJC)	Advantennis Corp. 09-13941 (KJC)	Advanta Investment Corp. 09-13942 (KJC)	Advanta Mortgage Holding Co. 09-13938 (KJC)

Net interest income	$3	$0	$0	$0	$0	$0	$0	$0	$0

Provision for credit losses	0	0	0	0	0	0	0	0	0

Net interest income after provision for credit losses	3	0	0	0	0	0	0	0	0

Noninterest revenues (losses):
Insurance revenues, net	0	0	0	0	0	0	0	0	0
Equity in earnings of subs	81	(2)	0	0	0	(0)	0	0	(1)
Intercompany management fees	30	0	0	922	0	0	0	0	0
Other noninterest revenue	39	0	0	0	0	0	0	0	0
Total noninterest revenues (losses)	150	(2)	0	922	0	(0)	0	0	(1)

Operating expenses:
Personnel expense	2,112	0	0	97	0	0	0	0	0
External processing	10	0	0	7	0	0	0	0	0
Advertising expense	(0)	0	0	0	0	0	0	0	0
Postage expense	1	0	0	2	0	0	0	0	0
Professional fees	55	0	0	8	0	0	0	0	0
Consultant fees	61	0	0	0	0	0	0	0	0
Fraud losses	0	0	0	0	0	0	0	0	0
Equipment expense	9	0	0	38	0	0	0	0	0
Telephone expense	(1)	0	0	28	0	0	0	0	0
Occupancy expense	0	0	0	380	0	0	0	0	0
Intercompany servicing fees	859	0	0	0	0	0	0	0	0
Other expenses	143	0	2	202	0	0	0	0	0
Total operating expenses	3,248	0	2	761	1	0	0	0	0

Reorg. exp. - Professional fees	2,872	0	0	0	0	0	0	0	0
Reorg. exp. - Severance	0	0	0	22	0	0	0	0	0
Reorg. exp. - Trustee quarterly fees	9	0	0	5	0	0	0	0	0
Reorganization items	2,881	0	0	27	0	0	0	0	0

Pretax income (loss)	(5,977)	(2)	(2)	134	(1)	(0)	(0)	(0)	(1)

Income tax expense (benefit)	0	0	0	0	0	0	0	0	0

Net income (loss)	$(5,977)	$(2)	$(2)	$134	$(1)	$(0)	$(0)	$(0)	$(1)

Note: The Income Statements were prepared on an accrual basis and include the financial results for the Debtor entities. The statements do not eliminate intercompany revenues, costs or management fees. These Income Statements do not include the financial results of non-debtor entities controlled by the Debtors and therefore, do not represent the consolidated financial results of Advanta Corp.

MOR-2a

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE
In Re: Advanta Corp., et al.	Chapter 11
Debtors	Case No. 09-13931 (KJC)
Reporting Period: April 1, 2010 to April 30, 2010
INCOME STATEMENTS
FOR THE MONTH ENDED APRIL 30, 2010
(Unaudited)
(In thousands)	Advanta Auto Finance Corp. 09-13939 (KJC)	Advanta Mortgage Corp. USA 09-13937 (KJC)	Advanta Finance Corp. 09-13944 (KJC)	Advanta Credit Card Rec. Corp. 09-14127 (KJC)	Advanta Ventures Inc. 09-14125 (KJC)	BizEquity Corp. 09-14130 (KJC)	ideablob Corp. 09-14129 (KJC)	Great Expectations Int'l Inc. 09-13945 (KJC)	Great Expectations Franchise Corp. 09-13936 (KJC)	Great Expectations Mgmt. Corp. 09-13940 (KJC)

Net interest income	$0	$0	$0	$511	$0	$0	$0	$0	$0	$0

Provision for credit losses	0	0	0	645	0	0	0	0	0	0

Net interest income after
provision for credit losses	0	0	0	(134)	0	0	0	0	0	0

Noninterest revenues (losses):
Insurance revenues, net	0	0	0	2	0	0	0	0	0	0
Equity in earnings of subs	0	(0)	0	0	10	0	0	(1)	0	0
Intercompany management fees	0	0	0	0	0	0	0	0	0	0
Other noninterest revenue	1	0	0	6	0	0	0	0	0	0
Total noninterest revenues (losses)	1	(0)	0	8	10	0	0	(1)	0	0

Operating expenses:
Personnel expense	0	0	0	0	0	(13)	0	0	0	0
External processing	0	0	0	0	0	0	0	0	0	0
Advertising expense	0	0	0	0	0	0	0	0	0	0
Postage expense	0	0	0	0	0	0	0	0	0	0
Professional fees	0	0	0	0	0	0	1	0	0	0
Consultant fees	0	0	0	0	0	1	0	0	0	0
Fraud losses	0	0	0	(0)	0	0	0	0	0	0
Equipment expense	0	0	0	0	0	0	0	0	0	0
Telephone expense	0	0	0	0	0	0	0	0	0	0
Occupancy expense	0	0	0	0	0	0	0	0	0	0
Intercompany servicing fees	0	0	0	132	0	0	0	0	0	0
Other expenses	1	0	0	2	0	0	0	0	0	0
Total operating expenses	1	0	0	133	0	(11)	1	0	0	0

Reorg. exp. - Professional fees	0	0	0	0	0	0	0	0	0	0
Reorg. exp. - Severance	0	0	0	0	0	0	0	0	0	0
Reorg. exp. - Trustee quarterly fees	0	0	0	0	0	0	0	0	1	0
Reorganization items	0	0	0	0	0	0	0	0	1	0

Pretax income (loss)	(0)	(0)	(0)	(260)	10	11	(1)	(1)	(1)	0

Income tax expense (benefit)	0	0	0	0	0	0	0	0	0	0

Net income (loss)	$(0)	$(0)	$(0)	$(260)	$10	$11	$(1)	$(1)	$(1)	$0

Note: The Income Statements were prepared on an accrual basis and include the financial results for the Debtor entities. The statements do not eliminate intercompany revenues, costs or management fees. These Income Statements do not include the financial results of non-debtor entities controlled by the Debtors and therefore, do not represent the consolidated financial results of Advanta Corp.

MOR-2a

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE
In Re: Advanta Corp., et al.	Chapter 11
Debtors	Case No. 09-13931 (KJC)
Reporting Period: April 1, 2010 to April 30, 2010
INCOME STATEMENTS
FOR THE PERIOD FROM PETITION DATE THROUGH APRIL 30, 2010
(Unaudited)
(In thousands)	Advanta Corp. 09-13931 (KJC)	Advanta Business Services Holding Corp. 09-13935 (KJC)	Advanta Business Services Corp. 09-13933 (KJC)	Advanta Shared Services Corp. 09-13934 (KJC)	Advanta Service Corp. 09-13932 (KJC)	Advanta Advertising Inc. 09-13943 (KJC)	Advantennis Corp. 09-13941 (KJC)	Advanta Investment Corp. 09-13942 (KJC)	Advanta Mortgage Holding Co. 09-13938 (KJC)

Net interest income	$147	$33	$0	$0	$0	$0	$0	$0	$0

Provision for credit losses	0	0	0	0	0	0	0	0	0

Net interest income after
provision for credit losses	147	33	0	0	0	0	0	0	0

Noninterest revenues (losses):
Securitization income (loss)	0	2,050	0	0	0	0	0	0	0
Other revenues, net:
Insurance revenues, net	0	0	0	0	0	0	0	0	0
Equity in earnings of subs	(248,295)	19	0	0	0	(2,384)	0	(0)	(1)
Intercompany management fees	135	0	0	7,169	0	0	0	0	0
Other noninterest revenue	109	0	23	0	0	0	0	0	0
Total other revenues, net	(248,051)	19	23	7,169	0	(2,384)	0	(0)	(1)

Total noninterest revenues (losses)	(248,051)	2,070	23	7,169	0	(2,384)	0	(0)	(1)

Operating expenses:
Personnel expense	2,397	0	0	1,306	0	0	0	0	0
External processing	16	0	0	24	0	0	0	0	0
Advertising expense	1	0	0	13	0	0	383	0	0
Postage expense	5	0	0	6	0	0	0	0	0
Professional fees (A)	55	0	0	(349)	0	0	0	0	0
Consultant fees	672	0	0	(15)	0	0	0	0	0
Fraud losses	0	0	0	0	0	0	0	0	0
Equipment expense	45	0	0	631	2	0	0	0	0
Telephone expense	9	0	0	88	0	0	0	0	0
Occupancy expense	0	0	0	2,649	2	0	0	0	0
Intercompany servicing fees	6,503	0	0	0	0	0	0	0	0
Other expenses	1,538	0	2	1,188	0	0	2,000	0	0
Total operating expenses	11,239	0	2	5,541	4	0	2,383	0	0

Reorg. exp. - Professional fees (A)	8,260	0	0	0	0	0	0	0	0
Reorg. exp. - Severance	967	0	0	159	0	0	0	0	0
Reorg. exp. - Trustee quarterly fees	27	1	1	20	1	1	1	1	1
Reorg. exp. - Other	5	0	0	0	0	0	0	0	0
(Gain) loss on asset sales	(628)	0	0	0	0	0	0	0	0
Reorganization items	8,630	1	1	178	1	1	1	1	1

Pretax income (loss)	(267,774)	2,102	19	1,451	(5)	(2,384)	(2,384)	(1)	(1)

Income tax expense (benefit)	(50,272)	0	0	0	0	0	0	0	0

Net income (loss)	$(217,502)	$2,102	$19	$1,451	$(5)	$(2,384)	$(2,384)	$(1)	$(1)

Note: The Income Statements were prepared on an accrual basis and include the financial results for the Debtor entities. The statements do not eliminate intercompany revenues, costs or management fees. These Income Statements do not include the financial results of non-debtor entities controlled by the Debtors and therefore, do not represent the consolidated financial results of Advanta Corp.

(A) In March 2010, Advanta Shared Services Corp. reversed $897 thousand of accrued audit fees, $697 thousand of which had been accrued pre-petition, when it was determined that an audit of fiscal year 2009 would not be needed for a Form 10-K.

MOR-2b

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE
In Re: Advanta Corp., et al.	Chapter 11
Debtors	Case No. 09-13931 (KJC)
Reporting Period: April 1, 2010 to April 30, 2010
INCOME STATEMENTS
FOR THE PERIOD FROM PETITION DATE THROUGH APRIL 30, 2010
(Unaudited)
(In thousands)	Advanta Auto Finance Corp. 09-13939 (KJC)	Advanta Mortgage Corp. USA 09-13937 (KJC)	Advanta Finance Corp. 09-13944 (KJC)	Advanta Credit Card Rec. Corp. 09-14127 (KJC)	Advanta Ventures Inc. 09-14125 (KJC)	BizEquity Corp. 09-14130 (KJC)	ideablob Corp. 09-14129 (KJC)	Great Expectations Int'l Inc. 09-13945 (KJC)	Great Expectations Franchise Corp. 09-13936 (KJC)	Great Expectations Mgmt. Corp. 09-13940 (KJC)

Net interest income	$0	$0	$0	$2,868	$0	$0	$0	$0	$0	$0

Provision for credit losses	0	0	0	3,883	0	0	0	0	0	0

Net interest income after
provision for credit losses	0	0	0	(1,015)	0	0	0	0	0	0

Noninterest revenues (losses):
Securitization income (loss)	0	0	0	0	0	0	0	0	0	0
Other revenues, net:
Insurance revenues, net	0	0	0	18	0	0	0	0	0	0
Equity in earnings of subs	0	(1)	0	0	(177)	0	0	(3)	0	0
Intercompany management fees	0	0	0	0	0	0	0	0	0	0
Other noninterest revenue	3	0	0	29	0	0	0	0	0	0
Total other revenues, net	3	(1)	0	47	(177)	0	0	(3)	0	0

Total noninterest revenues (losses)	3	(1)	0	47	(177)	0	0	(3)	0	0

Operating expenses:
Personnel expense	0	0	0	0	0	(34)	(79)	0	0	0
External processing	0	0	0	0	0	0	0	2	1	0
Advertising expense	0	0	0	0	0	2	0	0	0	0
Postage expense	0	0	0	0	0	0	0	0	0	0
Professional fees	0	0	0	0	0	0	1	0	0	0
Consultant fees	0	0	0	0	0	15	1	0	0	0
Fraud losses	0	0	0	1	0	0	0	0	0	0
Equipment expense	0	0	0	0	0	48	0	0	0	0
Telephone expense	0	0	0	0	0	1	(0)	0	0	0
Occupancy expense	0	0	0	0	0	0	0	0	0	0
Intercompany servicing fees	0	0	0	797	0	0	0	0	0	0
Other expenses	1	0	0	4	0	55	7	0	0	0
Total operating expenses	1	0	0	802	0	89	(70)	2	1	0

Reorg. exp. - Professional fees	0	0	0	0	0	0	0	0	0	0
Reorg. exp. - Severance	0	0	0	0	0	59	97	0	0	0
Reorg. exp. - Trustee quarterly fees	1	1	1	0	1	2	1	0	2	0
Reorg. exp. - Other	0	0	0	0	0	0	0	0	0	0
(Gain) loss on asset sales	0	0	0	0	0	0	0	0	0	0
Reorganization items	1	1	1	0	1	60	98	0	2	0

Pretax income (loss)	1	(2)	(1)	(1,771)	(178)	(149)	(28)	(5)	(3)	0

Income tax expense (benefit)	0	0	0	0	0	0	0	0	0	0

Net income (loss)	$1	$(2)	$(1)	$(1,771)	$(178)	$(149)	$(28)	$(5)	$(3)	$0

Note: The Income Statements were prepared on an accrual basis and include the financial results for the Debtor entities. The statements do not eliminate intercompany revenues, costs or management fees. These Income Statements do not include the financial results of non-debtor entities controlled by the Debtors and therefore, do not represent the consolidated financial results of Advanta Corp.

MOR-2b

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE
In Re: Advanta Corp., et al.	Chapter 11
Debtors	Case No. 09-13931 (KJC)
Reporting Period: April 1, 2010 to April 30, 2010
BALANCE SHEETS
AS OF APRIL 30, 2010
(UNAUDITED)
(In thousands)	Advanta Corp. 09-13931 (KJC)	Advanta Business Services Holding Corp. 09-13935 (KJC)	Advanta Business Services Corp. 09-13933 (KJC)	Advanta Shared Services Corp. 09-13934 (KJC)	Advanta Service Corp. 09-13932 (KJC)	Advanta Advertising Inc. 09-13943 (KJC)	Advantennis Corp. 09-13941 (KJC)	Advanta Investment Corp. 09-13942 (KJC)	Advanta Mortgage Holding Co. 09-13938 (KJC)
ASSETS
Cash:
Intercompany cash at Advanta Bank Corp.	$10	$0	$0	$0	$0	$0	$0	$0	$0
External cash	30,153	933	844	338	2	1	61	5	0
Total cash	30,163	933	844	338	2	1	61	5	0
Intercompany restricted
interest-bearing deposits at Advanta Bank Corp.	1,200	0	0	0	0	0	0	0	0
Investments available for sale	79,598	0	0	0	0	0	0	0	0
Receivables, net	1,250	0	0	0	0	0	0	0	0
Premises and equipment:
Premises and equipment, gross	520	0	0	18,190	653	0	0	0	0
Accumulated depreciation	(391)	0	0	(12,028)	(641)	0	0	0	0
Premises and equipment, net	129	0	0	6,163	12	0	0	0	0
Other assets:
Investment in subsidiaries	(96,943)	5,602	0	0	0	(16,263)	0	52	19,872
Charged-off receivable asset	1,047	0	0	0	0	0	0	0	0
Intercompany receivables	181,502	0	15,774	6,389	190	0	0	711	0
Tax assets	7,961	13,674	0	197	4,324	0	4,276	0	0
Other assets	49,023	6,316	0	584	0	0	0	0	0
Total other assets	142,589	25,591	15,774	7,170	4,514	(16,263)	4,276	763	19,872
Total assets	$254,930	$26,524	$16,618	$13,671	$4,528	$(16,262)	$4,338	$768	$19,872

LIABILITIES NOT SUBJECT TO COMPROMISE
Intercompany line of credit payable	$0	$0	$0	$0	$0	$0	$0	$0	$0
Intercompany advance payables	151	1	4	55	1	1	1	1	1
Other liabilities	8,157	0	0	522	0	0	0	0	0
Total liabilities not subject to compromise	8,308	1	4	577	1	1	1	1	1

LIABILITIES SUBJECT TO COMPROMISE
Debt (A)	135,709	0	0	0	0	0	0	0	0
Intercompany line of credit payable	0	0	0	537	0	0	3,212	0	0
Subordinated debt payable to preferred
securities trust	92,290	0	0	0	0	0	0	0	0
Other liabilities:
Intercompany advance payables	454	34,715	6	9,505	27,438	2,006	17,388	19,566	7,025
Current income taxes payable	18,538	0	10,954	0	0	0	0	20,497	2,263
Unrecognized tax benefits	14,886	0	0	0	0	0	0	0	0
Other liabilities	33,239	0	53	1,111	2	0	0	0	0
Total other liabilities	67,117	34,715	11,012	10,617	27,440	2,006	17,388	40,063	9,288
Total liabilities subject to compromise	295,117	34,715	11,012	11,154	27,440	2,006	20,600	40,063	9,288

Total liabilities	303,425	34,716	11,017	11,731	27,441	2,007	20,601	40,064	9,289

Stockholders' equity	(48,495)	(8,192)	5,602	1,941	(22,913)	(18,268)	(16,263)	(39,296)	10,583

Total liabilities and equity	$254,930	$26,524	$16,618	$13,671	$4,528	$(16,262)	$4,338	$768	$19,872

Note: The Balance Sheets were prepared on an accrual basis and include the financial results of the Debtor entities. The Statements do not eliminate intercompany assets, intercompany liabilities or investments in subsidiaries. These Balance Sheets do not include the financial results of non-debtor entities controlled by the Debtors and therefore, do not represent the consolidated financial results of Advanta Corp. Intercompany receivables on the Balance Sheets of the Debtors are not reduced by a reserve for uncollectible amounts. The full amounts of intercompany receivables may not be collectible.

(A) In January 2010, $2.4 million of Advanta Corp. outstanding checks to retail noteholders were reclassified from cash to debt on the Balance Sheet.

MOR-3a

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE
In Re: Advanta Corp., et al.	Chapter 11
Debtors	Case No. 09-13931 (KJC)
Reporting Period: April 1, 2010 to April 30, 2010
BALANCE SHEETS
AS OF APRIL 30, 2010
(UNAUDITED)
(In thousands)	Advanta Auto Finance Corp. 09-13939 (KJC)	Advanta Mortgage Corp. USA 09-13937 (KJC)	Advanta Finance Corp. 09-13944 (KJC)	Advanta Credit Card Rec. Corp. 09-14127 (KJC)	Advanta Ventures Inc. 09-14125 (KJC)	BizEquity Corp. 09-14130 (KJC)	ideablob Corp. 09-14129 (KJC)	Great Expectations Int'l Inc. 09-13945 (KJC)	Great Expectations Franchise Corp. 09-13936 (KJC)	Great Expectations Mgmt. Corp. 09-13940 (KJC)
ASSETS
Cash:
Intercompany cash at Advanta Bank Corp.	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
External cash	82	50	5	17	0	0	66	0	1	0
Total cash	82	50	5	17	0	0	66	0	1	0
Intercompany restricted
interest-bearing deposits at Advanta Bank Corp.	0	0	0	0	0	0	0	0	0	0
Investments available for sale	0	0	0	0	0	0	0	0	0	0
Receivables, net	0	0	0	28,036	0	0	0	0	0	0
Premises and equipment:
Premises and equipment, gross	0	0	0	0	0	0	0	0	0	0
Accumulated depreciation	0	0	0	0	0	0	0	0	0	0
Premises and equipment, net	0	0	0	0	0	0	0	0	0	0
Other assets:
Investment in subsidiaries	0	48,068	0	0	(18,597)	0	0	1	0	0
Charged-off receivable asset	0	0	0	0	0	0	0	0	0	0
Intercompany receivables	6	0	44,468	0	0	0	0	0	0	0
Tax assets	0	20,285	4,859	5,544	0	0	0	0	0	0
Other assets	0	0	0	279	0	0	0	0	0	0
Total other assets	6	68,352	49,327	5,823	(18,597)	0	0	1	0	0
Total assets	$88	$68,402	$49,332	$33,876	$(18,597)	$0	$66	$1	$1	$0

LIABILITIES NOT SUBJECT TO COMPROMISE
Intercompany line of credit payable	$0	$0	$0	$0	$0	$42	$0	$0	$0	$0
Intercompany advance payables	2	1	1	798	1	35	43	0	0	0
Other liabilities	0	0	0	0	0	12	93	0	0	0
Total liabilities not subject to compromise	2	1	1	798	1	89	136	0	0	0

LIABILITIES SUBJECT TO COMPROMISE
Debt	0	0	0	0	0	0	0	0	0	0
Intercompany line of credit payable	0	0	0	27,488	0	137	15,099	0	0	0
Subordinated debt payable to preferred
securities trust	0	0	0	0	0	0	0	0	0	0
Other liabilities:
Intercompany advance payables	2	46,357	965	10,525	0	2,099	1,060	0	0	0
Current income taxes payable	906	0	0	0	0	0	0	0	0	0
Unrecognized tax benefits	0	0	0	0	0	0	0	0	0	0
Other liabilities	0	1,350	299	0	0	30	13	0	0	0
Total other liabilities	909	47,706	1,264	10,525	0	2,129	1,073	0	0	0
Total liabilities subject to compromise	909	47,706	1,264	38,013	0	2,266	16,172	0	0	0

Total liabilities	911	47,707	1,265	38,811	1	2,355	16,308	0	0	0

Stockholders' equity	(823)	20,695	48,068	(4,936)	(18,598)	(2,355)	(16,242)	1	1	0

Total liabilities and equity	$88	$68,402	$49,332	$33,876	$(18,597)	$0	$66	$1	$1	$0

Note: The Balance Sheets were prepared on an accrual basis and include the financial results of the Debtor entities. The Statements do not eliminate intercompany assets, intercompany liabilities or investments in subsidiaries. These Balance Sheets do not include the financial results of non-debtor entities controlled by the Debtors and therefore, do not represent the consolidated financial results of Advanta Corp. Intercompany receivables on the Balance Sheets of the Debtors are not reduced by a reserve for uncollectible amounts. The full amounts of intercompany receivables may not be collectible.

MOR-3a

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE
In Re: Advanta Corp., et al.	Chapter 11
Debtors	Case No. 09-13931 (KJC)
Reporting Period: April 1, 2010 to April 30, 2010
BALANCE SHEETS
AS OF PETITION DATE
(UNAUDITED)
(In thousands)	Advanta Corp. 09-13931 (KJC)	Advanta Business Services Holding Corp. 09-13935 (KJC)	Advanta Business Services Corp. 09-13933 (KJC)	Advanta Shared Services Corp. 09-13934 (KJC)	Advanta Service Corp. 09-13932 (KJC)	Advanta Advertising Inc. 09-13943 (KJC)	Advantennis Corp. 09-13941 (KJC)	Advanta Investment Corp. 09-13942 (KJC)	Advanta Mortgage Holding Co. 09-13938 (KJC)
ASSETS
Cash:
Intercompany cash at Advanta Bank Corp.	$1,661	$0	$0	$23	$0	$0	$0	$0	$0
External cash	19,025	6	820	343	2	1	61	5	0
Total cash	20,686	6	820	366	2	1	61	5	0
Intercompany restricted
interest-bearing deposits at Advanta Bank Corp.	1,258	0	0	0	0	0	0	0	0
Investments available for sale	78,254	0	0	0	0	0	0	0	0
Receivables, net	1,580	0	0	0	0	0	0	0	0
Accounts receivable from securitizations	0	5,350	0	0	0	0	0	0	0
Premises and equipment:
Premises and equipment, gross	516	0	0	17,763	653	0	0	0	0
Accumulated depreciation	(350)	0	0	(11,385)	(638)	0	0	0	0
Premises and equipment, net	167	0	0	6,378	16	0	0	0	0
Other assets:
Investment in subsidiaries	(16,176)	5,582	0	0	0	(13,879)	0	52	19,873
Charged-off receivable asset	2,445	0	0	0	0	0	0	0	0
Intercompany receivables	197,621	0	15,774	1,293	190	0	0	711	0
Tax assets	0	26,616	5,418	1,158	5,071	0	4,276	850	0
Other assets	49,674	0	0	8,167	0	0	2,383	0	0
Total other assets	233,564	32,198	21,193	10,617	5,261	(13,879)	6,659	1,613	19,873
Total assets	$335,508	$37,554	$22,013	$17,362	$5,279	$(13,878)	$6,721	$1,618	$19,873

LIABILITIES SUBJECT TO COMPROMISE
Debt	$133,277	$0	$0	$0	$0	$0	$0	$0	$0
Intercompany line of credit payable	0	0	0	1,486	0	0	3,210	0	0
Subordinated debt payable to preferred
securities trust	92,290	0	0	0	0	0	0	0	0
Other liabilities:
Intercompany accrued interest payable	0	0	0	1	0	0	2	0	0
Intercompany advance payables	34	34,906	6	12,225	27,438	2,006	17,388	19,566	7,025
Current income taxes payable	59,439	12,942	16,372	961	747	0	0	21,348	2,263
Unrecognized tax benefits	14,886	0	0	0	0	0	0	0	0
Other liabilities	34,644	0	53	2,199	2	0	0	0	0
Total other liabilities	109,004	47,848	16,431	15,386	28,187	2,006	17,390	40,913	9,288
Total liabilities subject to compromise	334,570	47,848	16,431	16,872	28,187	2,006	20,600	40,913	9,288

Stockholders' equity	938	(10,294)	5,582	490	(22,908)	(15,884)	(13,879)	(39,295)	10,585

Total liabilities and equity	$335,508	$37,554	$22,013	$17,362	$5,279	$(13,878)	$6,721	$1,618	$19,873

Note: The Balance Sheets were prepared on an accrual basis and include the financial results for the Debtor entities. The statements do not eliminate intercompany assets, intercompany liabilities or investments in subsidiaries. These Balance Sheets do not include the financial results of non-debtor entities controlled by the Debtors and therefore, do not represent the consolidated financial results of Advanta Corp. Intercompany receivables on the Balance Sheets of the Debtors are not reduced by a reserve for uncollectible amounts. The full amounts of intercompany receivables may not be collectible.

MOR-3b

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE
In Re: Advanta Corp., et al.	Chapter 11
Debtors	Case No. 09-13931 (KJC)
Reporting Period: April 1, 2010 to April 30, 2010
BALANCE SHEETS
AS OF PETITION DATE
(UNAUDITED)
(In thousands)	Advanta Auto Finance Corp. 09-13939 (KJC)	Advanta Mortgage Corp. USA 09-13937 (KJC)	Advanta Finance Corp. 09-13944 (KJC)	Advanta Credit Card Rec. Corp. 09-14127 (KJC)	Advanta Ventures Inc. 09-14125 (KJC)	BizEquity Corp. 09-14130 (KJC)	ideablob Corp. 09-14129 (KJC)	Great Expectations Int'l Corp. 09-13945 (KJC)	Great Expectations Franchise Corp. 09-13936 (KJC)	Great Expectations Mgmt. Corp. 09-13940 (KJC)
ASSETS
Cash:
Intercompany cash at Advanta Bank Corp.	$2	$0	$0	$0	$0	$0	$0	$0	$0	$0
External cash	78	50	5	21	0	(10)	57	1	5	0
Total cash	79	50	5	21	0	(10)	57	1	5	0
Intercompany restricted
interest-bearing deposits at Advanta Bank Corp.	0	0	0	0	0	0	0	0	0	0
Investments available for sale	0	0	0	0	0	0	0	0	0	0
Receivables, net	0	0	0	40,286	0	0	0	0	0	0
Accounts receivable from securitizations	0	0	0	0	0	0	0	0	0	0
Premises and equipment:
Premises and equipment, gross	0	0	0	0	0	119	0	0	0	0
Accumulated depreciation	0	0	0	0	0	(47)	0	0	0	0
Premises and equipment, net	0	0	0	0	0	72	0	0	0	0
Other assets:
Investment in subsidiaries	0	48,069	0	0	(18,420)	0	0	5	0	0
Charged-off receivable asset	0	0	0	0	0	0	0	0	0	0
Intercompany receivables	6	0	44,468	0	0	0	0	0	0	0
Tax assets	430	22,311	6,634	5,544	0	0	0	0	0	0
Other assets	0	0	0	458	0	10	0	0	0	0
Total other assets	436	70,380	51,102	6,002	(18,420)	10	0	5	0	0
Total assets	$515	$70,430	$51,107	$46,309	$(18,420)	$72	$57	$6	$5	$0

LIABILITIES SUBJECT TO COMPROMISE
Debt	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Intercompany line of credit payable	0	0	0	40,402	0	137	15,072	0	0	0
Subordinated debt payable to preferred
securities trust	0	0	0	0	0	0	0	0	0	0
Other liabilities:
Intercompany accrued interest payable	0	0	0	4	0	0	27	0	0	0
Intercompany advance payables	3	46,357	965	9,068	0	2,052	1,060	0	0	0
Current income taxes payable	1,336	2,027	1,775	0	0	0	0	0	0	0
Unrecognized tax benefits	0	0	0	0	0	0	0	0	0	0
Other liabilities	0	1,350	299	0	0	89	113	0	0	0
Total other liabilities	1,339	49,733	3,038	9,071	0	2,141	1,199	0	0	0
Total liabilities subject to compromise	1,339	49,733	3,038	49,474	0	2,278	16,271	0	0	0

Stockholders' equity	(824)	20,697	48,069	(3,165)	(18,420)	(2,206)	(16,214)	6	5	0

Total liabilities and equity	$515	$70,430	$51,107	$46,309	$(18,420)	$72	$57	$6	$5	$0

Note: The Balance Sheets were prepared on an accrual basis and include the financial results for the Debtor entities. The statements do not eliminate intercompany assets, intercompany liabilities or investments in subsidiaries. These Balance Sheets do not include the financial results of non-debtor entities controlled by the Debtors and therefore, do not represent the consolidated financial results of Advanta Corp. Intercompany receivables on the Balance Sheets of the Debtors are not reduced by a reserve for uncollectible amounts. The full amounts of intercompany receivables may not be collectible.

MOR-3b

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE
In Re:	Chapter 11
Advanta Corp., et al.	Case No. 09-13931 (KJC)
Debtors	Reporting Period: April 1, 2010 to April 30, 2010

Declaration Regarding the Status of Post Petition Taxes of the Debtors
April 30, 2010

Philip M. Browne hereby declares and states:

I am Chief Financial Officer of Advanta Corp., a corporation organized under the laws of the state of Delaware, which along with certain of its affiliated debtors (collectively, the “Debtors”) are Debtors and Debtors in Possession in the above-captioned chapter 11 cases. In this capacity, I am familiar with Advanta Corp.’s day-to-day operations, businesses, financial affairs and books and records.

Except as otherwise indicated, all facts set forth in this declaration are based upon my personal knowledge of Advanta Corp.’s operations and finances, information learned from my review of relevant documents and information I have received from other members of management or the Debtors’ advisors. As a duly elected and qualified officer of Advanta Corp., I am authorized to submit this declaration on behalf of the Debtors and, if I were called upon to testify, I could and would testify competently to the facts set forth herein. I submit this declaration under penalty of perjury pursuant to 28 U.S.C. § 1746.

To the best of my knowledge, other than as described below, the Debtors have filed all necessary federal, state and local tax returns and made all required post-petition tax payments in connection therewith on a timely basis, or have promptly remediated any late filings or payments that may have occurred due to unintentional oversights. The Debtors, however, have not yet filed certain state and local combined tax returns for the year ended 12/31/2009 because those tax returns either have to be prepared by the Federal Deposit Insurance Corporation ("FDIC-R"), as receiver for Advanta Bank Corp., Advanta Corp.'s wholly-owned bank subsidiary, or require FDIC-R's signature or other information. The Debtors are working with the FDIC-R to complete these tax returns and arrange for payment of any taxes that may be due pursuant to such tax returns.

MOR-4

United States Bankruptcy Court District Of Delaware
In Re:	Chapter 11
Advanta Corp., et al.	Case No. 09-13931 (KJC)
Debtors	Reporting Period: March 1, 2010 to March 31, 2010

Summary of Unpaid Post Petition Accounts Payable

	Current	1 - 30	31 - 60	61 - 90	Over 90	Total
Combined Debtors	$4,973.76		$252.00			$5,225.76

The post petition accounts payable report represents open and outstanding trade vendor invoices that have been entered into the accounts payable system. This summary does not include accruals for invoices not yet received or approved and therefore will differ from the balance sheet on MOR-3a.

MOR-4

United States Bankruptcy Court District Of Delaware
In Re:	Chapter 11
Advanta Corp., et al.	Case No. 09-13931 (KJC)
Debtors	Reporting Period: April 1, 2010 to April 30, 2010

Accounts Receivable Reconciliation and Aging

Accounts Receivable Reconciliation
Total Accounts Receivable at beginning of the reporting period	$37,341,279
+ Amounts billed during the period	545,666
- Amounts collected during the period	(1,900,314)
- Other adjustments to Accounts Receivable, including credit memos, discounts	(964,887)
Total Accounts Receivable at ending of the reporting period	$35,021,744

Accounts Receivable Aging
0-30 days old	$30,712,019
31-60 days old	1,795,931
61-90 days old	1,518,086
91 + days old	995,708
Total Accounts Receivable	35,021,744
Amounts considered uncollectible (Bad Debt)	(5,736,445)
Accounts Receivable (Net)	$29,285,299

Accounts Receivable above does not include intercompany receivables.

MOR-5

United States Bankruptcy Court District Of Delaware
In Re:	Chapter 11
Advanta Corp., et al.	Case No. 09-13931 (KJC)
Debtors	Reporting Period: March 1, 2010 to March 31, 2010

Debtor Questionnaire
For the Month Ended March 31, 2010

1	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, attach explanation. (A)	Y
2	Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, attach explanation.	N
3	Have all postpetition tax returns been timely filed? If no, attach explanation. (B)	N
4	Are workers compensation, general liability and other necessary insurance coverages in effect? If no, attach explanation.	Y
5
Has any bank account been opened during the reporting period?  If yes, provide documentation identifying the opened account(s).  If an investment account has been opened, provide the required documentation pursuant to Delaware Local Rule 4001-3.
N

(A)
On April 20, 2010, Advanta Corp. redeemed its CRAIX (CRA Qualified Investment Fund) shares at the publicly traded net asset value.  Proceeds from the redemption were $1,093,306.  The redemption was authorized by Court order.

(B)
The Debtors have not yet filed certain state and local combined tax returns for the year ended 12/31/2009 because those tax returns either have to be prepared by the FDIC-R, as receiver for Advanta Bank Corp., Advanta Corp.'s wholly-owned bank subsidiary, or require FDIC-R's signature or other information.  The Debtors are working with the FDIC-R to complete these tax returns and arrange for payment of any taxes that may be due pursuant to such tax returns.

MOR-5